Wade Core Destination Fund

a Series of Northern Lights Fund Trust

Investor Class Shares	WADEX

Supplement dated September 30, 2011

to the Prospectus dated December 1, 2010.

The Fund's Board of Trustees has approved changes to the Fund as described below, to be effective December 1, 2011.

The following changes will be effective December 1, 2011:

(1)

The name of the Fund will be Wade Tactical L/S Fund.

(2)

The Fund's current investment objective is to achieve total return.  The Fund's new investment objective will be to seek long-term total return, with added emphasis on the protection of capital during unfavorable market conditions.

(3)

The Fund's principal investment strategies will be expanded to include a hedging strategy.

On or about December 1, 2011, shareholders will receive a revised and updated prospectus that will describe these changes, as well as related risks, in greater detail.

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This Supplement, and the Prospectus and Statement of Additional Information, both dated December 1, 2010, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling Shareholder Services at 1-866-950-6WFG.

Please retain this Supplement for future reference.